                          Van Kampen American Capital


                                  GROWTH AND
                                  INCOME FUND




                                 Annual Report
                               November 30, 1997




                                    [PHOTO]




         ----- A Wealth of Knowledge . A Knowledge of Wealth/SM/ -----

                          VAN KAMPEN AMERICAN CAPITAL

            Table of Contents



Letter to Shareholders................  1

Performance Results...................  3

Performance Perspective...............  4

Glossary of Terms.....................  5

Portfolio Management Review...........  6

Portfolio Highlights..................  8

Portfolio of Investments..............  9

Statement of Assets and Liabilities... 14

Statement of Operations............... 15

Statement of Changes in Net Assets.... 16

Financial Highlights.................. 17

Notes to Financial Statements......... 20

Report of Independent Accountants..... 26


GI ANR 1/98

                             Letter to Shareholders

[PHOTO]
Dennis J. McDonnell and Don G. Powell

January 5, 1998

Dear Shareholder,

     On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley funds opened the door to even greater investment opportunities. We are proud to offer an expanded family of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Overview

     Solid growth and robust job creation continued to characterize the U.S. economic environment during the reporting period. The nation's output of goods and services during the first quarter grew at its fastest pace in nine years and slowed only modestly during the following six months. Meanwhile, unemployment fell to 4.6 percent of the workforce in November, its lowest level since October 1973.

     Despite the thriving labor market and the rapid pace of economic activity, there was little evidence of inflation. Wholesale prices actually fell during each of the first seven months of 1997, the longest stretch of consecutive monthly declines in history. At the consumer level, prices increased by 1.8 percent over the 12 months through November.

     Several factors contributed to keeping inflation in check. A strong rally in the U.S. dollar helped limit price increases on imported goods. Also, a sharp acceleration in productivity gains allowed employers to offset the cost of higher worker salaries without significantly raising prices.

     The inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise short-term interest rates by 0.25 percent in March. Signs that economic growth slowed modestly during the second and third quarters, however, led Fed policy-makers to leave interest rates unchanged for the rest of the year.

Market Review

     The domestic equity market experienced a sharp increase in volatility during the reporting period. In the spring, rapid economic growth led to inflation worries, which pushed the Standard & Poor's 500-Stock Index lower by about 8 percent. After rebounding to set a series of record highs, U.S. stocks corrected again when the currency crisis that roiled most Southeast Asian economies beginning in July created an avalanche of selling which ultimately spread to the U.S. stock market. From its peak in early August, the Dow Jones Industrial Average fell by nearly 16 percent by late October before rallying during the final weeks of the reporting period.

     Despite the choppy market conditions, U.S. stocks continued to gain ground. Market leadership, however, underwent a significant shift. Early in the reporting period, large-capitalization stocks continued to outperform smaller issues. But beginning in April, investors poured money into small-caps, attracted by the sector's favorable relative valuations and indications that the strong U.S. dollar could undermine the earnings of large multinational corporations. Overall, for the 12 months

                                       1                   Continued on page two
through November, the Russell 1000 Index of large-capitalization stocks gained
25.73 percent compared to 21.41 percent for the Russell 2000 Index of small-capitalization companies.

Outlook

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the domestic economy and financial markets. Overall, we believe that lower currency values in Asia will result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. This scenario is favorable for high-quality bonds over the long term. While equities also usually benefit from low inflation and declining interest rates, we anticipate that corporate profits could be negatively impacted by lower foreign sales and intense competitive pressure from imports.

     The new economic environment must be viewed against a backdrop in which U.S. equity prices have appreciated substantially in recent years. The return of significant market volatility is a reminder of the ongoing need to monitor your portfolio carefully for proper diversification among asset classes. We urge our fund shareholders to use this opportunity to consider how their holdings are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way your assets are allocated.

Sincerely,

/s/ Don G. Powell                  /s/ Dennis J. McDonnell

Don G. Powell                      Dennis J. McDonnell
Chairman                           President
Van Kampen American Capital        Van Kampen American Capital
Investment Advisory Corp.          Investment Advisory Corp.

           Performance Results for the Period Ended November 30, 1997

               Van Kampen American Capital Growth and Income Fund

                                             A Shares   B Shares   C Shares
Total Returns
One-year total return based on NAV/1/           21.27%     20.37%     20.28%

One-year total return/2/                        14.32%     15.37%     19.28%

Five-year average annual total return/2/        16.63%       N/A        N/A

Ten-year average annual total return/2/         15.56%       N/A        N/A

Life-of-Fund average annual total return/2/     10.00%     17.23%     17.45%

Commencement Date                            08/01/46   08/02/93   08/02/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

               Putting Your Fund's Performance into Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment

Van Kampen American Capital Growth and Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (November 30, 1987 through November 30, 1997)

                             [CHART APPEARS HERE]

Fund's Total Return

1 Year Avg. Annual    =  14.32%
5 Year Avg. Annual    =  16.63%                            [PLOT POINTS TO COME]
10 Year Avg. Annual   =  15.56%
Inception Avg. Annual =  10.00%



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               Glossary of Terms

Blue-chip stocks:

     Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Capitalization:

     The size of a company, as measured by the value of its stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Dow Jones Industrial Average:

     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Federal Reserve Board (Fed):

     A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

Growth investing:

     An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Net asset value (NAV):

     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E ratio:

     The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

Standard and Poor's 500-Stock Index:

     An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Valuation:

     The estimated or determined worth of a stock, based on its current price relative to its earnings.

Value investing:

     A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to concerns about short-term performance. As a result, they trade at prices below what value investors believe they are actually worth.

                          Portfolio Management Review

              Van Kampen American Capital Growth and Income Fund

We recently spoke with the management team of the Van Kampen American Capital Growth and Income Fund about the key events and economic forces that shaped the markets during the 12 months ended November 30, 1997. The team is led by James
A. Gilligan, portfolio manager, Scott Carroll and Bret Stanley, assistant portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

Q What were the key market conditions in which the Fund operated during its fiscal year?

A During the past 12 months, moderate economic growth and historically low inflation provided a very favorable environment for equity investments and drove the U.S. stock market to new heights. After a strong finish in 1996, the market continued its climb, with large, well-established companies faring better than their smaller competitors. As the economy flourished, investors began to worry that inflation might start to rise. This concern increased volatility in stock prices and sparked a month-long market correction in March that eroded most year-to-date gains. Stocks rebounded quickly, and the Dow Jones Industrial Average (DJIA) rallied to record-breaking heights in May. While the stock market recouped its losses, small-cap stocks took center stage from blue-chip issues and reached new highs.

     Volatility in the last few months of the Fund's fiscal year overshadowed what was a very positive period for the U.S. stock market. October was marked by turbulence, as economic weakness in Asia had a worldwide ripple effect. The widespread collapse of currencies and stock prices in the Far East led to weakening economies and widening trade deficits in many Southeast Asian nations. In response, U.S. markets became more volatile, and stocks continued their bumpy ride through the end of the reporting period.

Q    What effect did market conditions have on the Fund?

A In the shadow of steep valuations and a continued narrow universe of attractive stocks, our focus on the Growth and Income Fund's value-oriented strategy has proven to be increasingly important. In managing the Fund's portfolio, we seek securities with what we feel are fair valuations relative to the market and their peers, as well as strong fundamentals and positive earnings growth. Consequently, we have shifted assets among different market sectors when we have seen opportunities to benefit the Fund.

Q What were some of the sectors represented in the Fund's portfolio over the reporting period?

A During the period, we eliminated some of the portfolio's higher-priced stocks in the pharmaceutical sector, while adding new names with strong fundamentals and attractive valuations. As a group, pharmaceutical stocks have been fairly overpriced in the past year, but the sector enjoys continued high-volume growth and support from the managed-care industry. As a result, we added growth companies with attractive prices, such as American Home Products and Rhone-Poulenc, and reinforced our positions in Pharmacia & Upjohn and SmithKline Beecham. We plan to remain slightly overweighted in this sector, because we believe it continues to show the potential for appreciation.

     In sharp contrast to the first six months of 1997, the Fund's recent performance has been supported by its holdings in the utility sector, as utility stocks, in general, have bounced back with 20 percent-plus returns. Lingering questions about the effects of deregulation on the electric utility industry have been partially answered, with more states ushering in allowances for competition. We also have taken advantage of buying opportunities in the telecommunications industry, favoring regional telephone companies such as Bell South.

     The financial sector also performed well during the period, with broad-based growth of more than 40 percent. Banks in particular were star performers, and the effects of merger and acquisition activity forced prices higher. Valuations have been much more compelling in the insurance industry, and we continue to search for those companies that we feel are operating efficiently. Stand-out stocks with attractive valuations in the Fund's portfolio include Allstate Corp., Chase Manhattan Corp., and BankAmerica Corp.

     We scaled back the portfolio's percentage in energy in response to overvaluations in this sector. However, we did strengthen our positions in Coastal Oil and El Paso Natural Gas, which demonstrated favorable earnings growth and reasonable price-to-earnings ratios. Industrial processing companies have recently shown indications of positive changes and corporate restructuring, particularly among paper companies. As a result, we added new positions in Boise Cascade and Union Camp.

     Finally, in the technology sector, we have increased our holding in IBM. As one of the largest holdings in the Fund's portfolio, IBM is an example of the type of company we seek. In addition to acceleration in both top-line and earnings growth, this stock has an attractive price-to-earnings ratio and the financial strength to buy back more than $15 billion in stock over the last two years. For additional Fund portfolio highlights, please refer to page eight.

Q    How did the Fund perform during the reporting period?

A The Fund achieved a total return of 21.27 percent/1/ (Class A shares at net asset value) for the 12-month period ended November 30, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 28.56 percent, and the Lipper Growth and Income Fund Index produced a total return of 23.65 percent for the same period. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of all growth and income funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q    What is your economic outlook for the months ahead?

A We believe the market's current level of uncertainty could continue through the next year. Although a slowdown in domestic GDP has emerged as a possibility in the first quarter of 1998, it remains to be seen if ripple effects from the turmoil overseas will have any significant impact on U.S. economic growth, although U.S. investors have enjoyed a low level of market volatility during the past few years, market movements in both directions are normal. Investors who have long-term goals such as retirement or college tuition must realize that short-term market fluctuations have historically posed little threat over time to those goals. We encourage you to focus on your long-term goals instead of short-term distractions that ultimately may have little impact on your plans.

     Remember that the U.S. stock market is still enjoying the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. The economy continues to grow fast enough to produce further earnings growth, and the absence of inflation suggests stable interest rates, which in turn would provide support for high stock valuations.



/s/ Alan T. Sachtleben                 /s/ James A. Gilligan
----------------------------           ------------------------------
    Alan T. Sachtleben                     James A. Gilligan
    Chief Investment Officer               Portfolio Manager
    Equity Investments

                                       7      Please see footnotes on page three

                             Portfolio Highlights

              Van Kampen American Capital Growth and Income Fund

Top Ten Holdings as a Percentage of Long-Term Investments
                                    As of November 30, 1997   As of May 31, 1997
International Business Machine Corp.             2.99%                N/A
Philip Morris Cos., Inc.                         2.25%               2.42%
BankAmerica Corp.                                2.23%               2.13%
SmithKline Beecham PLC -- ADR (UK)               2.22%               1.62%
Texaco, Inc.                                     2.01%               2.35%
Chase Manhattan Corp.                            1.78%               0.63%
PacifiCare Health Systems, Class B               1.49%               1.43%
Allstate Corp.                                   1.47%               1.40%
Ingersoll-Rand Co.                               1.44%               1.01%
YPF Sociedad Anonima ADR (Argentina), Class D    1.42%                N/A


Top Five Portfolio Holdings by Sector as a Percentage of Long-Term Investments

As of November 30, 1997                     As of May 31, 1997
Finance                          17.3%      Finance                    17.1%
Technology                       13.4%      Technology                 14.6%
Health Care                      11.8%      Health Care                13.6%
Utilities                        11.2%      Energy                      9.2%
Consumer Non-Durables             9.8%      Producer Manufacturing      9.0%

Asset Allocation as a Percentage of Long-Term Investments

                                    As of November 30, 1997   As of May 31, 1997

Common Stocks                                86.6%                85.1%
Convertibles                                  4.4%                 5.2%
Commercial Paper                              2.1%                 2.8%
U.S. Government Agency Obligations            6.9%                 3.9%
Other                                         N/A                  3.0%

N/A=Not Applicable

                           Portfolio of Investments

                               November 30, 1997

--------------------------------------------------------------------------------
Description                                           Shares      Market Value
--------------------------------------------------------------------------------
Common Stocks 84.6%
Consumer Durables 1.8%
Benckiser NV, Class B (a)............................  84,500    $    2,936,375
Black & Decker Corp.................................. 204,000         7,497,000
Eastman Kodak Co..................................... 122,600         7,432,625
Masco Corp...........................................  41,200         1,941,550
Whirlpool Corp.......................................  26,700         1,463,494
                                                                 --------------
                                                                     21,271,044
                                                                 --------------

Consumer Non-Durables 7.3%
Adidas - ADS (Germany) (a)........................... 101,000         7,095,250
Avon Products, Inc...................................  70,000         4,046,875
Colgate-Palmolive Co................................. 186,000        12,427,125
CPC International, Inc...............................  38,500         3,979,937
Nabisco Holdings Corp., Class A...................... 291,000        13,567,875
Philip Morris Cos., Inc.............................. 529,000        23,011,500
Ralston Purina Group................................. 126,400        11,755,200
Tommy Hilfiger Corp. (a)............................. 203,800         7,999,150
                                                                 --------------
                                                                     83,882,912
                                                                 --------------

Consumer Services 4.2%
Bell & Howell Co. (a)................................ 178,800         4,246,500
Cognizant Corp....................................... 301,000        12,905,375
Gannett Co., Inc.....................................  39,000         2,264,438
H&R Block, Inc....................................... 298,500        12,238,500
Lone Star Steakhouse & Saloon (a).................... 312,900         5,827,762
New York Times Co., Class A..........................  30,000         1,781,250
Readers Digest Association, Inc., Class A............ 153,000         3,662,438
Walt Disney Co.......................................  63,000         5,981,062
                                                                 --------------
                                                                     48,907,325
                                                                 --------------

Energy 8.6%
Coastal Corp......................................... 227,000        13,293,687
El Paso Natural Gas Co............................... 140,000         8,592,500
Exxon Corp...........................................  98,700         6,020,700
McDermott International, Inc......................... 221,300         6,970,950
Royal Dutch Petroleum Co. - ADR (Netherlands)........ 233,300        12,291,994
Texaco, Inc.......................................... 363,000        20,509,500
Unocal Corp..........................................  45,600         1,815,450
USX-Marathon Group................................... 385,000        13,186,250
Valero Energy Corp...................................  70,000         2,196,250
YPF Sociedad Anonima, Class D - ADR (Argentina)...... 434,000        14,566,125
                                                                 --------------
                                                                     99,443,406
                                                                 --------------


                                       9       See Notes to Financial Statements

                               November 30, 1997

-------------------------------------------------------------------------------------------
Description                                                           Shares   Market Value
-------------------------------------------------------------------------------------------
Finance 14.5%
Aetna, Inc........................................................     52,000  $  3,919,500
Allstate Corp.....................................................    175,000    15,028,125
American General Corp.............................................    197,000    10,613,375
BankAmerica Corp..................................................    312,000    22,776,000
BankBoston Corp...................................................    156,000    13,903,500
Bankers Trust New York Corp.......................................     41,000     4,861,063
Chase Manhattan Corp..............................................    167,700    18,216,412
Conseco, Inc......................................................    200,600     9,340,437
Equitable Cos., Inc...............................................    196,000     9,346,750
Everest Reinsurance Holdings, Inc.................................    170,300     6,460,756
First Union Corp..................................................    181,000     8,823,750
Golden West Financial Corp........................................     80,300     7,196,888
NationsBank Corp..................................................     77,000     4,624,813
Provident Cos., Inc...............................................    302,000     9,909,375
Travelers Group Inc...............................................    190,500     9,620,250
Washington Mutual, Inc............................................    145,000    10,023,125
Wells Fargo & Co..................................................      8,700     2,673,075
                                                                                -----------
                                                                                167,337,194
                                                                                -----------

Healthcare 9.6%
Alza Corp. (a)....................................................    237,000     6,324,938
American Home Products Corp.......................................    167,000    11,669,125
Merck & Co., Inc..................................................     98,000     9,267,125
Mylan Laboratories, Inc...........................................    367,400     8,151,687
PacifiCare Health Systems, Class B (a)............................    283,300    15,227,375
Pfizer, Inc.......................................................     45,000     3,273,750
Pharmacia & Upjohn, Inc...........................................    415,200    14,013,000
Rhone-Poulenc, SA - ADR (France), Warrants (expiring 11/05/01) (a)    225,000       759,375
Rhone-Poulenc, SA, Class A - ADR (France).........................    255,000    11,443,125
SmithKline Beecham PLC - ADR (United Kingdom).....................    457,000    22,678,625
Watson Pharmaceuticals, Inc. (a)..................................    248,400     7,389,900
                                                                                -----------
                                                                                110,198,025
                                                                                -----------

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------
Description                                              Shares  Market Value
-----------------------------------------------------------------------------
Producer Manufacturing 8.5%
AGCO Corp.............................................  304,700   $ 8,341,162
AlliedSignal, Inc.....................................  205,100     7,614,338
Canadian Pacific Ltd..................................  502,000    14,212,875
Flowserve Corp........................................  220,100     5,915,188
Fluor Corp............................................  144,000     5,175,000
Ingersoll-Rand Co.....................................  360,300    14,727,262
ITT Corp. (a).........................................  107,000     8,118,625
Johnson Controls, Inc.................................  224,200    10,271,162
Philips Electronics N.V...............................  178,000    11,926,000
Rockwell International Corp...........................  111,000     5,411,250
Waste Management, Inc.................................  236,100     5,813,963
                                                                  -----------
                                                                   97,526,825
                                                                  -----------

Raw Materials/Processing Industries 4.8%
BetzDearborn, Inc.....................................  106,000     6,452,750
Boise Cascade Corp....................................  288,000     9,702,000
Crown Cork & Seal Co., Inc............................  234,000    11,422,125
Fort James Corp.......................................  175,000     6,846,875
Reynolds Metals Co....................................  105,000     5,978,438
Union Camp Corp.......................................  123,800     7,435,737
W. R. Grace & Co......................................  101,100     7,355,025
                                                                  -----------
                                                                   55,192,950
                                                                  -----------

Retail 3.2%
Federated Department Stores, Inc. (a).................  314,800    14,343,075
Gap, Inc..............................................  222,100    11,923,994
Gymboree Corp. (a)....................................  354,200    10,227,525
                                                                  -----------
                                                                   36,494,594
                                                                  -----------

Technology 11.1%
3Com Corp. (a)........................................  176,900     6,412,625
Alcatel Alsthom CGE - ADR (France)....................  475,700    11,773,575
BMC Software, Inc. (a)................................  156,000    10,120,500
Cabletron Systems, Inc. (a)...........................  236,000     5,428,000
Cisco Systems, Inc. (a)...............................   18,400     1,587,000
Computer Associates International, Inc................  210,000    10,933,125
Creative Technology Ltd. (a)..........................  274,000     7,295,250
Ericsson (L M) Telephone Co., Class B - ADR (Sweden)..  183,900     7,436,456
International Business Machines Corp..................  279,000    30,567,938
Motorola, Inc.........................................  161,000    10,122,875
Newbridge Networks Corp. (a)..........................  168,200     7,085,425

                                               See Notes to Financial Statements

                               November 30, 1997

----------------------------------------------------------------------------------------------------------------
Description                                                                                 Shares  Market Value
----------------------------------------------------------------------------------------------------------------
Technology (Continued)
Nokia Corp. - ADR (Finland)............................................................    138,400 $  11,504,500
Xerox Corp.............................................................................     88,000     6,836,500
                                                                                                   -------------
                                                                                                     127,103,769
                                                                                                   -------------

Transportation 1.0%
Canadian National Railway Co...........................................................    216,700    11,200,681
                                                                                                   -------------

Utilities 10.0%
AirTouch Communications, Inc. (a)......................................................    152,000     5,966,000
AT&T Corp..............................................................................     99,500     5,559,563
BellSouth Corp.........................................................................    224,000    12,264,000
Boston Edison Co.......................................................................    185,000     6,475,000
Cincinnati Bell, Inc...................................................................    317,000     9,351,500
Edison International...................................................................    209,000     5,603,813
FPL Group, Inc.........................................................................    129,000     7,215,937
GPU, Inc...............................................................................    273,000    10,783,500
GTE Corp...............................................................................    154,800     7,827,075
Houston Industries, Inc................................................................    316,000     7,485,250
Northeast Utilities....................................................................    626,000     8,098,875
PG&E Corp..............................................................................    330,200     9,328,150
SBC Communications, Inc................................................................    116,000     8,446,250
US WEST Media Group....................................................................    227,000    10,257,562
                                                                                                   -------------
                                                                                                     114,662,475
                                                                                                   -------------
Total Common Stocks                                                                                  973,221,200
                                                                                                   -------------

Preferred Stock 0.7%
Kmart Financing, 7.75% (convertible into common stock).................................     50,500     2,796,438
Fresenius National Medcare, Inc. (convertible into common stock) (a)...................     10,000           650
Microsoft Corp. $2.196 dividend per share (convertible into common stock)..............     58,000     5,136,625
                                                                                                   -------------
                                                                                                       7,933,713
                                                                                                   -------------

Convertible Corporate Obligations 3.6%
ADT Operations, Inc., LYON ($10,500,000 par, 0% coupon, 07/06/10 maturity).............               11,182,500
Deutsche Finance-144A (Netherlands) ($18,000,000 par, 0% coupon,
02/12/17 maturity) (c).................................................................                8,032,500
Grand Metropolitan, PLC-144A (United Kingdom) ($3,800,000 par, 6.50% coupon,
01/31/00 maturity) (c).................................................................                5,092,000
Hewlett-Packard Co. LYON-144A ($8,375,000 par, 0% coupon, 10/14/17 maturity) (c).......                4,344,531
Merrill Lynch STRYPES ($66,100 par, 6.00% coupon, 06/01/99 maturity)...................                1,916,607
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par, 0% coupon, 04/20/10 maturity)                8,797,500
Sandoz Ltd. (Switzerland) ($1,310,000 par, 2.00% coupon, 10/06/02 maturity)............                1,958,450
                                                                                                   -------------
                                                                                                      41,324,088
                                                                                                   -------------

                                      12       See Notes to Financial Statements

                               November 30, 1997

-------------------------------------------------------------------------------------------------
Description                                                                          Market Value
-------------------------------------------------------------------------------------------------
Total Long-Term Investments 88.9%
  (Cost $852,143,530)............................................................. $1,022,479,001
                                                                                   --------------
Short-Term Investments 8.8%
Commercial Paper 2.1%
Prudential Funding Corp. ($8,835,000 par, yielding 0%, 12/01/97 maturity).........      8,830,803
General Electric Capital Corp.($15,000,000 par, yielding 0%, 12/01/97 maturity)...     14,997,667
                                                                                   --------------
                                                                                       23,828,470
                                                                                   --------------
U.S. Government Agency Obligations 6.7%
Federal Home Loan Bank Consolidated Discount Note
($8,000,000 par, yielding 5.42%, 01/08/98 maturity) (b)...........................      7,953,330
Federal Home Loan Bank Consolidated Discount Note
($3,300,000 par, yielding 5.41%, 01/09/98 maturity) (b)...........................      3,280,273
Federal Home Loan Bank Consolidated Discount Note
($12,000,000 par, yielding 5.62%, 03/13/98 maturity) (b)..........................     11,807,040
Federal Home Loan Bank Consolidated Discount Note
($15,000,000 par, yielding 5.65%, 05/15/98 maturity)..............................     14,615,700
Federal National Mortgage Association Discount Notes
($10,000,000 par, yielding 5.52%, 01/22/98 maturity) (b)..........................      9,919,322
Federal National Mortgage Association Discount Notes
($15,000,000 par, yielding 5.59%, 02/05/98 maturity) (b)..........................     14,840,700
Federal National Mortgage Association Discount Notes
($5,000,000 par, yielding 5.59%, 02/06/98 maturity)...............................      4,946,100
Federal National Mortgage Association Discount Notes
($10,000,000 par, yielding 5.63%, 04/24/98 maturity)..............................      9,775,400
                                                                                   --------------
                                                                                       77,137,865
                                                                                   --------------
Total Short-Term Investments
  (Cost $100,990,139).............................................................    100,966,335
                                                                                   --------------
Total Investments 97.7%
  (Cost $953,133,669).............................................................  1,123,445,336
Other Assets in Excess of Liabilities 2.3%........................................     26,186,107
                                                                                   --------------
Net Assets 100.0%................................................................. $1,149,631,443
                                                                                   ==============


(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

LYON--Liquid yield option note.

STRYPES--Structured yield product exchangeable for common stock.

ADR--American Depository Receipt

                                       13      See Notes to Financial Statements

                      Statement of Assets and Liabilities

                               November 30, 1997

--------------------------------------------------------------------------------
Assets:
Total Investments (Cost $953,133,669)............................ $1,123,445,336
Cash.............................................................          1,110
Receivables:
 Investments Sold................................................     23,488,065
 Fund Shares Sold................................................      5,799,357
 Dividends.......................................................      1,456,282
 Interest........................................................        109,227
Other............................................................         50,472
                                                                  --------------
    Total Assets.................................................  1,154,349,849
                                                                  --------------
Liabilities:
Payables:
 Investments Purchased...........................................      1,927,043
 Fund Shares Repurchased.........................................      1,379,265
 Distributor and Affiliates......................................        672,963
 Investment Advisory Fee.........................................        356,334
 Income Distributions............................................         35,705
 Variation Margin on Futures.....................................          4,250
Accrued Expenses.................................................        181,508
Trustees' Deferred Compensation and Retirement Plans.............        161,338
                                                                  --------------
   Total Liabilities.............................................      4,718,406
                                                                  --------------
Net Assets....................................................... $1,149,631,443
                                                                  ==============
Net Assets Consist of:
Capital.......................................................... $  839,864,917
Net Unrealized Appreciation......................................    170,134,229
Accumulated Net Realized Gain....................................    137,013,165
Accumulated Undistributed Net Investment Income..................      2,619,132
                                                                  --------------
Net Assets....................................................... $1,149,631,443
                                                                  ==============
Maximum Offering Price Per Share:
 Class A Shares:
  Net asset value and redemption price per share
  (Based on net assets of $773,333,112 and 41,318,775
  shares of beneficial interest issued and outstanding).......... $        18.72
  Maximum sales charge (5.75%* of offering price)................           1.14
                                                                  --------------
  Maximum offering price to public............................... $        19.86
                                                                  ==============
 Class B Shares:
  Net asset value and offering price per share
  (Based on net assets of $340,768,761 and 18,291,695
  shares of beneficial interest issued and outstanding).......... $        18.63
                                                                  ==============
 Class C Shares:
  Net asset value and offering price per share
  (Based on net assets of $35,529,570 and 1,905,824
  shares of beneficial interest issued and outstanding).......... $        18.64
                                                                  ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                      14       See Notes to Financial Statements

                            Statement of Operations

                     For the Year Ended November 30, 1997

-----------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends.........................................................................................   $ 15,874,920
Interest..........................................................................................      6,569,713
                                                                                                     ------------
     Total Income.................................................................................     22,444,633
                                                                                                     ------------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $1,582,407, $2,766,097 and $302,349, respectively)...........................................      4,650,853
Investment Advisory Fee...........................................................................      3,821,648
Shareholder Services..............................................................................      2,448,519
Custody...........................................................................................         55,585
Legal.............................................................................................         43,887
Trustees' Fees and Expenses.......................................................................         25,562
Other.............................................................................................        653,453
                                                                                                     ------------
     Total Expenses...............................................................................     11,699,507
     Less Expenses Reimbursed.....................................................................          2,000
                                                                                                     ------------
     Net Expenses.................................................................................     11,697,507
                                                                                                     ------------
Net Investment Income.............................................................................   $ 10,747,126
                                                                                                     ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
     Investments..................................................................................   $129,147,717
     Futures......................................................................................     13,626,900
                                                                                                     ------------
Net Realized Gain.................................................................................    142,774,617
                                                                                                     ------------
Unrealized Appreciation/Depreciation:
 Beginning of the Period..........................................................................    138,408,479
                                                                                                     ------------
 End of the Period:
     Investments..................................................................................    170,311,667
     Futures......................................................................................       (177,438)
                                                                                                     ------------
                                                                                                      170,134,229
                                                                                                     ------------
Net Unrealized Appreciation During the Period.....................................................     31,725,750
                                                                                                     ------------
Net Realized and Unrealized Gain..................................................................   $174,500,367
                                                                                                     ============
Net Increase in Net Assets From Operations........................................................   $185,247,493
                                                                                                     ============

                                      15       See Notes to Financial Statements

                       Statement of Changes in Net Assets

                For the  Years Ended November 30, 1997 and 1996

------------------------------------------------------------------------------------------------------
                                                                     Year Ended          Year Ended
                                                                 November 30, 1997   November 30, 1996
------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..........................................     $   10,747,126       $   9,494,293
Net Realized Gain..............................................        142,774,617          49,514,009
Net Unrealized Appreciation During the Period..................         31,725,750          75,055,070
                                                                    --------------       -------------
Change in Net Assets from Operations...........................        185,247,493         134,063,372
                                                                    --------------       -------------
Distributions from Net Investment Income:
 Class A Shares................................................         (8,812,655)         (7,590,031)
 Class B Shares................................................         (1,691,267)         (1,336,135)
 Class C Shares................................................           (185,706)           (139,054)
                                                                    --------------       -------------
                                                                       (10,689,628)         (9,065,220)
                                                                    --------------       -------------
Distributions from Net Realized Gain:
 Class A Shares................................................        (38,290,040)        (22,535,642)
 Class B Shares................................................        (13,977,897)         (5,929,783)
 Class C Shares................................................         (1,489,104)           (615,197)
                                                                    --------------       -------------
                                                                       (53,757,041)        (29,080,622)
                                                                    --------------       -------------
  Total Distributions..........................................        (64,446,669)        (38,145,842)
                                                                    --------------       -------------
Net Change in Net Assets from Investment Activities............        120,800,824          95,917,530
                                                                    --------------       -------------
From Capital Transactions:
Proceeds from Shares Sold......................................        357,663,305         336,754,769
Net Asset Value of Shares Issued Through Dividend
 Reinvestment..................................................         58,449,265          34,235,104
Cost of Shares Repurchased.....................................       (204,209,399)       (140,390,309)
                                                                    --------------       -------------
Net Change in Net Assets from Capital Transactions.............        211,903,171         230,599,564
                                                                    --------------       -------------
Total Increase in Net Assets...................................        332,703,995         326,517,094
Net Assets:
Beginning of the Period........................................        816,927,448         490,410,354
                                                                    --------------       -------------
End of the Period (Including accumulated undistributed net
 investment income of $2,619,132 and $2,561,634, respectively).     $1,149,631,443       $ 816,927,448
                                                                    ==============       =============

                                      16       See Notes to Financial Statements

                              Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

---------------------------------------------------------------------------------------------
                                                             Year Ended November 30,
                                                 --------------------------------------------
Class A Shares                                     1997      1996     1995      1994     1993
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $16.786   $ 14.81   $12.26   $ 14.08   $13.42
                                                 -------   -------   ------   -------   ------
  Net Investment Income........................     .226      .243      .28       .29      .27
  Net Realized and Unrealized Gain/Loss........    3.032     2.851    3.455    (.1025)    1.52
                                                 -------   -------   ------   -------   ------
Total from Investment Operations...............    3.258     3.094    3.735     .1875     1.79
                                                 -------   -------   ------   -------   ------
Less:
  Distributions from Net Investment Income.....     .230      .250    .2925       .27    .2825
  Distributions from Net Realized Gain.........    1.098      .868    .8925    1.7375    .8475
                                                 -------   -------   ------   -------   ------
Total Distributions............................    1.328     1.118    1.185    2.0075     1.13
                                                 -------   -------   ------   -------   ------
Net Asset Value, End of the Period.............  $18.716   $16.786   $14.81   $ 12.26   $14.08
                                                 =======   =======   ======   =======   ======
Total Return (a)...............................    21.27%    22.35%   33.34%     1.21%   14.34%
Net Assets at End of the Period (In millions)..  $ 773.3   $ 584.6   $381.6   $ 205.4   $204.3
Ratio of Expenses to Average Net Assets (b)....      .94%     1.04%    1.15%     1.16%    1.16%
Ratio of Net Investment Income to Average
  Net Assets (b)...............................     1.33%     1.68%    2.24%     2.25%    2.15%
Portfolio Turnover.............................       94%      110%     108%      102%     134%
Average Commission Paid Per
  Equity Share Traded (c)......................  $ .0284   $ .0565       --        --       --


(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      17       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                        From August 2, 1993
                                                            Year Ended November 30,                        (Commencement)
                                                  -----------------------------------------             of Distribution) to
Class B Shares                                       1997         1996       1995      1994             November 30, 1993(a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........   $16.721      $ 14.77     $12.25   $ 14.07                        $  13.64
                                                  -------      -------     ------   -------                        --------
  Net Investment Income........................      .097         .142        .17       .17                             .06
  Net Realized and Unrealized Gain/Loss........     3.020        2.827      3.455    (.1025)                          .4175
                                                  -------      -------     ------   -------                        --------
Total from Investment Operations...............     3.117        2.969      3.625     .0675                           .4775
                                                  -------      -------     ------   -------                        --------
Less:
  Distributions from Net Investment Income.....      .110         .150      .2125       .15                           .0475
  Distributions from Net Realized Gain.........     1.098         .868      .8925    1.7375                             -0-
                                                  -------      -------     ------   -------                        --------
Total Distributions............................     1.208        1.018      1.105    1.8875                           .0475
                                                  -------      -------     ------   -------                        --------
Net Asset Value, End of Period.................   $18.630      $16.721     $14.77   $ 12.25                        $  14.07
                                                  =======      =======     ======   =======                        ========
Total Return (b)...............................    20.37%       21.38%     32.15%      .36%                           3.50%*
Net Assets at End of Period (In millions)......   $ 340.8      $ 210.3     $ 98.4   $  18.5                        $    1.7
Ratio of Expenses to
  Average Net Assets (c).......................     1.72%        1.83%      1.99%     2.02%                           2.02%
Ratio of Net Investment Income to
  Average Net Assets (c).......................      .55%         .89%      1.25%     1.51%                           1.51%
Portfolio Turnover.............................       94%         110%       108%      102%                            134%*
Average Commission Paid Per
 Equity Share Traded (d).......................   $ .0284      $ .0565         --        --                              --

*Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      18       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------------------------------
                                                                                     From August 2, 1993
                                                       Year Ended November 30,             (Commencement
                                                    ----------------------------     of Distribution) to
Class C Shares                                    1997     1996    1995       1994   November 30, 1993(a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........  $16.734    $14.78   $12.26    $14.07                $13.64
                                              -------    ------   ------    ------                ------
  Net Investment Income.....................     .096      .139      .18       .17                   .06
  Net Realized and Unrealized Gain/Loss.....    3.021     2.833    3.445    (.0925)                .4175
                                              -------    ------   ------    ------                ------
Total from Investment Operations............    3.117     2.972    3.625     .0775                 .4775
                                              -------    ------   ------    ------                ------
Less:
  Distributions from Net Investment Income..     .110      .150    .2125       .15                 .0475
  Distributions from Net Realized Gain......    1.098      .868    .8925    1.7375                   -0-
                                              -------    ------   ------    ------                ------
Total Distributions.........................    1.208     1.018    1.105    1.8875                 .0475
                                              -------    ------   ------    ------                ------
Net Asset Value, End of Period..............  $18.643   $16.734   $14.78   $ 12.26               $ 14.07
                                              =======   =======   ======   =======               =======
Total Return (b)............................    20.28%    21.43%   32.23%      .36%                 3.50%*
Net Assets at End of Period (In millions)...  $  35.5   $  22.1   $ 10.4   $   3.5               $   0.6
Ratio of Expenses to
  Average Net Assets (c)....................     1.72%     1.83%    1.97%     2.01%                 2.00%
Ratio of Net Investment Income to
  Average Net Assets (c)....................      .55%      .89%    1.35%     1.50%                 1.56%
Portfolio Turnover..........................       94%      110%     108%      102%                  134%*
Average Commission Paid per
Equity Share Traded (d).....................  $ .0284   $ .0565        --        --                    --

*Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.



                                               See Notes to Financial Statements

                         Notes to Financial Statements

                               November 30, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide income and long-term growth of capital by investing principally in income-producing equity securities including common stock and convertible securities. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation -- Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At November 30, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income -- Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                               November 30, 1997
--------------------------------------------------------------------------------

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures at November 30, 1997, and the deferral of losses for tax purposes resulting from wash sales.

     At November 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $954,492,749; the aggregate gross unrealized appreciation is $201,250,439 and the aggregate gross unrealized depreciation is $32,297,852, resulting in net unrealized appreciation of $168,952,587.

E. Distribution of Income and Gains -- The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     For the year ended November 30, 1997, the Fund paid long-term capital gains totaling $36,410,581. In January, 1998, the Fund will provide tax information to shareholders for the 1997 calendar year. For the calendar year ended December 31, 1997, approximately 19% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporate shareholders. For the fiscal year ended November 30, 1997, 33% of these dividends qualified for the deduction.

2. Investment Advisory Agreement and Other Transactions with Affiliates Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:


Average Net Assets                                    % Per Annum
--------------------------------------------------------------------------------
First $150 million                                      .50 of 1%
Next $100 million                                       .45 of 1%
Next $100 million                                       .40 of 1%
Over $350 million                                       .35 of 1%

     The Adviser agreed to reimburse the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement was effective through December 31, 1996.

     For the year ended November 30, 1997, the Fund recognized expenses of approximately $43,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended November 30, 1997, the Fund recognized expenses of approximately $134,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1997, the Fund recognized expenses of approximately $1,784,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits

                               November 30, 1997
--------------------------------------------------------------------------------

under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

     For the year ended November 30, 1997, the Fund paid brokerage commissions to Morgan Stanley Group Inc., which is an affiliate of VKAC, totaling $8,127.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At November 30, 1997, capital aggregated $539,145,381, $272,687,569 and
$28,031,967 for Classes A, B, and C, respectively. For the year ended November 30, 1997, transactions were as follows:

                                                       Shares             Value
-------------------------------------------------------------------------------
Sales:
  Class A........................................  12,661,054    $  214,097,873
  Class B........................................   7,448,409       127,830,907
  Class C........................................     936,448        15,734,525
                                                  -----------    --------------
Total Sales......................................  21,045,911    $  357,663,305
                                                  ===========    ==============

Dividend Reinvestment:
  Class A........................................   2,817,850    $   43,169,689
  Class B........................................     925,904        14,037,324
  Class C........................................      81,806         1,242,252
                                                  -----------    --------------
Total Dividend Reinvestment......................   3,825,560    $   58,449,265
                                                  ===========    ==============

Repurchases:
  Class A........................................  (8,984,896)   $ (150,897,486)
  Class B........................................  (2,659,743)      (45,883,568)
  Class C........................................    (431,229)       (7,428,345)
                                                  -----------    --------------
Total Repurchases................................ (12,075,868)   $ (204,209,399)
                                                  ===========    ==============

                               November 30, 1997
--------------------------------------------------------------------------------

At November 30, 1996, capital aggregated $432,775,305, $176,702,906 and
$18,483,535 for Classes A, B, and C, respectively. For the year ended November 30, 1996, transactions were as follows:

                                                       Shares             Value
--------------------------------------------------------------------------------
Sales:
  Class A......................................... 14,595,033    $  217,405,247
  Class B.........................................  7,221,613       107,814,586
  Class C.........................................    769,530        11,534,936
                                                   ----------    --------------
Total Sales....................................... 22,586,176    $  336,754,769
                                                   ==========    ==============

Dividend Reinvestment:
  Class A.........................................  1,914,879    $   27,369,955
  Class B.........................................    446,197         6,345,412
  Class C.........................................     36,514           519,737
                                                   ----------    --------------
Total Dividend Reinvestment.......................  2,397,590    $   34,235,104
                                                   ==========    ==============

Repurchases:
  Class A......................................... (7,456,132)   $ (111,238,038)
  Class B......................................... (1,753,404)      (26,292,592)
  Class C.........................................   (190,946)       (2,859,679)
                                                   ----------    --------------
Total Repurchases................................. (9,400,482)   $ (140,390,309)
                                                   ==========    ==============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                               November 30, 1997

--------------------------------------------------------------------------------
                                                             Contingent Deferred
                                                                 Sales Charge
                                                              ------------------
Year of Redemption                                            Class B   Class C
--------------------------------------------------------------------------------
First.......................................................     5.00%    1.00%
Second......................................................     4.00%     None
Third.......................................................     3.00%     None
Fourth......................................................     2.50%     None
Fifth.......................................................     1.50%     None
Sixth and Thereafter........................................      None     None

     For the year ended November 30, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $501,100 and CDSC on the redeemed shares of Classes B and C of approximately $571,100. Sales charges do not represent expenses of the Fund.

4.   Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $958,038,083 and $840,622,351, respectively.

5.   Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended November 30, 1997, were as follows:

                               November 30, 1997

-------------------------------------------------------------------------------
                                                                      Contracts
-------------------------------------------------------------------------------
Outstanding at November 30, 1996..................................          134
Futures Opened....................................................          425
Futures Closed....................................................         (474)
Futures Split (S&P 500 Index Futures 2-for-1).....................           85
                                                                           ----
Outstanding at November 30, 1997..................................          170
                                                                           ====

     The futures contracts outstanding as of November 30, 1997, and the description and unrealized depreciation are as follows:

                                                                     Unrealized
                                                      Contracts    Depreciation
-------------------------------------------------------------------------------
Long Contracts:
  S&P 500 Index Futures
  December 1997 (Current Notional Value of
    $238,725 per contract)..........................        170        $177,438
                                                            ===        ========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1997, are payments to VKAC of approximately $2,404,000.

7. Capital Gain Distribution

On December 22, 1997, the Fund declared and paid a capital gain of $2.2452 per share, of which 54.1% is long-term and 45.9% is short-term, to shareholders of record on that date.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Growth and Income Fund (the "Fund") at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


Chicago, Illinois
January 9, 1998

               Funds Distributed by Van Kampen American Capital


GLOBAL AND INTERNATIONAL
     Global Equity Fund
     Global Government Securities Fund
     Global Managed Assets Fund
     Short-Term Global Income Fund
     Strategic Income Fund

EQUITY
Growth
     Aggressive Growth Fund
     Emerging Growth Fund
     Enterprise Fund
     Growth Fund
     Pace Fund

Growth & Income
     Comstock Fund
     Equity Income Fund
     Growth and Income Fund
     Harbor Fund
     Real Estate Securities Fund
     Utility Fund

FIXED INCOME
     Corporate Bond Fund
     Government Securities Fund
     High Income Corporate Bond Fund
     High Yield Fund
     Limited Maturity Government Fund
     Prime Rate Income Trust
     Reserve Fund
     U.S. Government Fund
     U.S. Government Trust for Income

TAX-FREE
     California Insured Tax Free Fund
     Florida Insured Tax Free Income Fund
     High Yield Municipal Fund
     Insured Tax Free Income Fund
     Intermediate Term Municipal Income Fund
     Municipal Income Fund
     New York Tax Free Income Fund
     Pennsylvania Tax Free Income Fund
     Tax Free High Income Fund
     Tax Free Money Fund

MORGAN STANLEY FUND, INC.
     Aggressive Equity Fund
     American Value Fund
     Asian Growth Fund
     Emerging Markets Fund
     Global Equity Fund
     Global Equity Allocation Fund
     Global Fixed Income Fund
     High Yield Fund
     International Magnum Fund
     Latin American Fund
     U.S. Real Estate Fund
     Value Fund
     Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital and Morgan Stanley funds.

              Van Kampen American Capital Growth and Income Fund


Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers
Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
200 E. Randolph Dr.
Chicago, IL 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

SM   denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

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